Exhibit 10.1

THIRD AMENDMENT TO EXCLUSIVE LICENSE AGREEMENT

THIS THIRD AMENDMENT TO EXCLUSIVE LICENSE AGREEMENT (this “Third Amendment”) is made and entered into as of September 4, 2015 (“Third Amendment Date”), by and among CEDARS-SINAI MEDICAL CENTER, a California nonprofit public benefit corporation (“CSMC”), SYNTHETIC BIOLOGICS, INC., a Nevada corporation (“Synthetic”) and SYNTHETIC BIOMICS, INC., a Nevada corporation (“Licensee”), under the following circumstances:

A.	CSMC, Synthetic and Licensee entered into an Exclusive License Agreement dated December 5, 2013, as amended (the “Agreement”), whereby CSMC granted to Licensee an exclusive license to use the Patent Rights and the Technical Information (as such terms are defined in the Agreement) pursuant to the terms and conditions of the Agreement.

B.	The parties desire to amend the Agreement to add certain patent applications solely owned by CSMC and certain patent applications co-owned by CSMC and Synthetic to the Patent Rights (as such term is defined in the Agreement) licensed under the Agreement, as further described herein.

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein and in the Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.     Recitals; Defined Terms. The parties hereby acknowledge and agree that Recital A is true and accurate. Terms not otherwise defined herein shall have the meaning ascribed to them in the Agreement.

2.     Amendments to Schedule A to the Agreement. The following patent applications are hereby added to Schedule A of the Agreement:

“Title:	ANTI-METHANOGENIC COMPOSITIONS AND USES THEREOF
Country:	United States
Patent Application No.:	62/036,948
Filing Date:	August 13, 2014
CSMC Reference ID:	pim000750
Status:	Expired (Converted)

Title:	ANTI-METHANOGENIC COMPOSITIONS AND USES THEREOF
Country:	United States
Patent Application No.:	62/043,649
Filing Date:	August 29, 2014
CSMC Reference ID:	pim000750
Status:	Expired (Converted)

Title:	METHODS OF USING NATURAL ANTI METHANOGENIC STATINS AND THEIR DERIVATIVES FOR TREATING DISEASES AND CONDITIONS CAUSED BY OR ASSOCIATED WITH METHANOGENS
Country:	US
Patent Application No.:	62/043,789
Filing Date:	August 29, 2014
CSMC Reference ID:	pim000790
Status:	Expired (Converted)”

and “CSMC’s undivided interest in the following patent applications, which are co-owned by CSMC and Synthetic:

Title:	ANTI-METHANOGENIC COMPOSITIONS AND USES THEREOF
Country:	United States
Patent Application No.:	14/826,115
Filing Date:	August 13, 2015
CSMC Reference ID:	pim000750
Status:	Pending

Title:	ANTI-METHANOGENIC COMPOSITIONS AND USES THEREOF
Country:	International (PCT)
Patent Application No.:	PCT/US2015/045140
Filing Date:	August 13, 2015
CSMC Reference ID:	pim000750
Status:	Pending

Title:	ANTI-METHANOGENIC COMPOSITIONS AND USES THEREOF
Country:	United States
Patent Application No.:	62/141,355
Filing Date:	April 1, 2015
CSMC Reference ID:	pim000750
Status:	Pending (Converted)

Title:	ANTI-METHANOGENIC LOVASTATIN ANALOGS OR DERIVATIVES AND USES THEREOF
Country:	United States
Patent Application No.:	62/141,413
Filing Date:	April 1, 2015
CSMC Reference ID:	pim000891
Status:	Pending.”

3.     Other Provisions. This Third Amendment is a revision to the Agreement only; it is not a novation thereof. Except as otherwise provided herein, the terms and conditions of the Agreement shall remain in full force and effect.

4.     Further Assurances. Each of the parties hereto shall execute such further documents and instruments, and do all such further acts, as may be necessary or required in order to effectuate the intent and accomplish the purposes of this Third Amendment.

5.     Counterparts. This Third Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have executed this Third Amendment to Exclusive License Agreement as of the Third Amendment Date.

Dated: 9/2/2015	SYNTHETIC BIOMICS, INC.

	By:	/s/ Jeffrey Riley
Jeffrey Riley
President

Dated: 9/2/2015	SYNTHETIC BIOLOGICS, INC.

	By:	/s/ Jeffrey Riley
Jeffrey Riley
CEO

Dated: 9/2/2015	CEDARS-SINAI MEDICAL CENTER

	By:	/s/ Edward M. Prunchunas
Edward M. Prunchunas
Senior Vice President for Finance & CFO

	By:	/s/ James D. Laur
James D. Laur
Vice President for
Legal & Technology Affairs